EXHIBIT 99.2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Management of Sonterra Resources, Inc.
Certain Acquired Oil and Gas Properties
San Antonio, Texas

We have audited the balance sheet of Certain Acquired Oil and Gas Properties (see Note A for a full description) as of August 3, 2007 and the related statement of operations, equity and cash flows for the period of January 1, 2007 to August 3, 2007. These financial statements are the responsibility of the properties management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence which supports the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Certain Acquired Oil and Gas Properties as of August 3, 2007, and the results of its operations and cash flows for the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Akin, Doherty, Klein & Feuge, P.C.
Akin, Doherty, Klein & Feuge, P.C.
San Antonio, Texas
November 21, 2007

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Balance Sheet

August 3, 2007
ASSETS
Oil and gas properties (full-cost method of accounting)
Unproved properties	$462,609
Proved properties	6,207,894
Pipeline and facilities, net of impairment	1,426,000
Total oil and gas properties	8,096,503
Less accumulated depreciation, depletion, and amortization	(4,155,773)
Total oil and gas properties, net	3,940,730

Total Assets	$3,940,730

LIABILITIES AND EQUITY
Noncurrent Liabilities
Asset retirement obligations	$103,311
Total noncurrent liabilities	103,311

Equity	3,837,419

Total Liabilities and Equity	$3,940,730

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statement of Operations

January 1, 2007 to August 3, 2007
Revenues
Oil and gas sales	$1,883,900
Other income	88,539
Total revenues	1,972,439

Costs and Expenses
Lease operating expenses	730,335
Production taxes	123,885
Gas gathering operations	6,563
Depreciation, depletion, and amortization	584,013
General and administrative	71,800
Total costs and expenses	1,516,596

Income from Operations	455,843
Income tax expense	173,220

Net Income	$282,623

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statement of Equity

Balance at January 1, 2007	$4,190,997
Net distributed equity	(636,201)
Net income for the period	282,623

Balance at August 3, 2007	$3,837,419

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statement of Cash Flows

January 1, 2007 to August 3, 2007
Operating Activities
Net income	$282,623
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion, and amortization	576,184
Asset retirement accretion	7,829
Net cash provided by operating activities	866,636

Investing Activities
Purchases and development of oil and gas properties	(230,435)
Net cash (used) by investing activities	(230,435)

Financing Activities
Distributed equity	(636,201)
Net cash (used) by financing activities	(636,201)

Net Increase in Cash and Equivalents	—

Cash and equivalents at beginning of period	—

Cash and Equivalents at End of Period	$—

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations: These financial statements include only those oil and gas properties acquired by Sonterra Resources, Inc. (Sonterra) in August 2007 and in connection with its planned common stock securities exchange with River Capital Group, Inc. (RCGI). Specifically, the oil and gas properties included in these financial statements, all located in Matagorda Bay, Texas, are as follows:

Purchased by Sonterra on August 3, 2007 from Cinco Natural Resources Corporation (Cinco):
a.	60% of Cinco’s interest (63.00% working interest and 49.77% net revenue interest) in the Matagorda Bay 150 #1 producing gas well and the related 320 acre tract leased from the State of Texas.
b.	60% of Cinco’s interest (50.50% working interest and 39.26% net revenue interest) in the Matagorda Bay 150 #2 producing gas well and the related 320 acre tract leased from the State of Texas.
c.	Certain other tracts leased from the State of Texas, none of which currently have any production.

Purchased by Sonterra on August 29, 2007 from Flash Gas & Oil, Southwest, Inc. (Flash):
a.	100% of Flash’s interest (35.99% working interest and 27.65% net revenue interest) in the Matagorda Bay 150 #1 producing gas well.
b.	100% interest in the 7.3 mile pipeline connecting the Matagorda Bay 150 #1 and 150 #2 to the Keller Bay Facility onshore, located in Calhoun County, Texas.

The costs of the acquired properties as presented on the balance sheet represent the historical cost of the specified acquired properties. Revenues and direct expenses (lease operating, production taxes and pipeline operations) are based on historical data for each respective property. Depreciation, depletion and amortization (DD&A) was computed based on the historical DD&A rates of each seller, and applied to the properties acquired. General and administrative expenses attributable to the certain acquired oil & gas properties on the statements of operations are determined based on the pro-rata allocation of the seller’s total general and administrative expenses to the capitalized oil and gas property costs acquired by Sonterra as a percentage of the seller’s total capitalized oil and gas property costs. Management believes the costs and operations of the acquired properties are reasonable and appropriate.

Periods Presented: The balance sheet as of August 3, 2007 presents the historical cost basis of the oil and gas properties, and related liabilities, immediately preceding their being acquired by Sonterra. The statement of operations presents the results of operations of the oil and gas properties for the period of January 1, 2007 to August 3, 2007.

Revenue Recognition: The Sellers (Cinco and Flash) recognize oil and gas revenue from their interest in producing wells as the oil and gas is sold to third parties. Sales taxes billed are reported directly as a liability to the taxing authority, and are not included in revenue.

Oil and Gas Properties: Oil and gas properties are stated at historical cost using the full-cost method of accounting. Under this method, all costs associated with acquisition, exploration, and development of oil and gas properties are capitalized. Costs capitalized include acquisition costs, geological and geophysical expenditures, lease rentals on undeveloped properties and costs of drilling and equipping productive and non-productive wells. Drilling costs include directly related overhead costs. Capitalized costs are categorized either as being subject to amortization or not subject to amortization.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves and estimated future costs to plug and abandon wells and costs of site restoration, are amortized on the unit-of-production method using estimates of proved reserves as determined by independent engineers. Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the full cost ceiling) equal to the sum of:

1)
the present value of estimated future net revenues computed by applying current prices of oil and gas reserves to estimated future production of proved oil and gas reserves, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions:

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

2)	plus the cost of properties not being amortized;

3)	plus the lower of cost or estimated fair value of unproven properties included in the costs being amortized;

4)	less income tax effects related to the differences between the book and tax basis of the properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

Income Taxes: The net income reported by the certain acquired oil and gas properties in these financial statements does not represent the results of operations of a taxable entity. However, an income tax provision is recorded on the statements of operations using a rate of 34% for federal income taxes and 3% for state income taxes, resulting in a 37% total effective tax rate. The actual tax rate of the properties, following their acquisition by Sonterra, is expected to approximate this total tax rate.

Asset Retirement Obligations: The estimated future costs for known environmental remediation requirements are accrued when it is probable that the liability has been incurred and the amount of remediation costs can be reasonably estimated. This generally occurs when the well is completed for production.

Use of Estimates: The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that may significantly impact the financial statements include reserves, depletion, and impairment on oil and gas properties.

Concentration of Credit Risk: All of the oil and gas properties included in these financial statements are located in Matagorda Bay, Texas.

Governmental Regulations: These operations are subject to federal, state and local provisions regulating the discharge of materials into the environment. Management believes that its current practices and procedures for the control and disposition of such wastes substantially comply with applicable federal and state requirements.

NOTE B - ASSET RETIREMENT COSTS AND OBLIGATIONS

An asset retirement obligation of $103,311 as of August 3, 2007 is provided, to reflect the Company’s legal obligations related to future plugging and abandonment of its wells.

The following is a reconciliation of the asset retirement obligation for the period presented in the Balance Sheet:

January 1, 2007 to August 3, 2007

Balance, beginning of period	$95,906
Liabilities incurred	—
Liabilities, change in estimate	(424)
Liabilities settled and / or disposed	—
Accretion expense	7,829
Balance, end of period	$103,311

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE C - OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED)

The estimates of the Company’s proved reserves and related future net cash flows that are presented in the following tables are based upon estimates made by independent petroleum engineering consultants. The reserve information was prepared as of December 31, 2006. Prior period quantities were computed based on the December 31, 2006 reserve information, rolled back for actual production and sales information. Accordingly, there are no “revisions of previous engineering estimates”. There are many inherent uncertainties in estimating proved reserve quantities, projecting future production rates, and timing of development expenditures. Accordingly, these estimates are likely to change as future information becomes available. Proved developed reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

Changes in estimated net quantities of conventional oil and gas reserves, all of which are located within the United States, are as follows:
	Year Ended December 31,
	2006	2005
Proved developed and undeveloped reserves:
Natural gas (mcf):
Beginning of period	2,760,975	2,011,223
Extensions and discoveries	—	941,156
Reserves purchased	—	—
Sales volumes	(489,138)	(191,404)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	2,271,837	2,760,975
Crude oil (Bbl):
Beginning of period	111,987	85,750
Extensions and discoveries	—	34,095
Reserves purchased	—	—
Sales volumes	(21,028)	(7,858)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	90,959	111,987
Proved developed reserves:
Natural gas (mcf):
Beginning of period	1,694,089	944,337
End of period	1,204,951	1,694,089
Crude oil (Bbl):
Beginning of period reserve quantities	66,995	40,758
End of period reserve quantities	45,967	66,995

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
August 3, 2007

NOTE C - OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED) - continued

The following table sets forth a standardized measure of the estimated discounted future net cash flows attributable to the Company’s proved developed and undeveloped oil and gas reserves. Prices used to determine future cash inflows were based on the December 31, 2006 period end price for the proved developed reserves of $5.64 per mcf of gas and $57.75 per barrel of oil. The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expense was estimated at 35% for combined federal and state rate.

	Year Ended December 31,
	2006	2005
Future cash inflows	$17,219,147	$21,941,787
Future production and development costs	(8,091,886)	(9,724,885)
Future income tax expense	(3,408,328)	(4,471,808)
Future net cash flows	5,718,933	7,745,094
10% annual discount to reflect timing of net cash flows	(2,083,707)	(2,822,525)
Standardized measure of discounted future net cash flows relating to proved reserves	$3,635,226	$4,922,569

The principal factors comprising the changes in the standardized measure of discounted future net cash flows are as follows:

	Year Ended December 31,
	2006	2005
Standardized measure, beginning of period	$4,922,569	$2,636,301
Extensions and discoveries	—	3,877,253
Reserves purchased	—	—
Development costs incurred	115,879	524,410
Sales and transfers, net of production costs	(3,205,520)	(1,145,372)
Revisions in quantity and price estimates	—	—
Net change in income taxes	1,063,480	(1,086,445)
Accretion of discount	738,818	116,422
Standardized measure, end of period	$3,635,226	$4,922,569

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Management of Sonterra Resources, Inc.
Certain Acquired Oil and Gas Properties
San Antonio, Texas

We have audited the balance sheets of Certain Acquired Oil and Gas Properties (see Note A for a full description) as of December 31, 2006 and 2005 and the related statements of operations, equity and cash flows for the years then ended. These financial statements are the responsibility of the properties management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence which supports the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Certain Acquired Oil and Gas Properties as of December 31, 2006 and 2005, and the results of its operations and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

As discussed in Note D to the financial statements, these financial statements have been restated for the impairment in value of the Company’s pipeline, as well as to properly reflect general and administrative expenses and income taxes related to the Company’s operations.

/s/ Akin, Doherty, Klein & Feuge, P.C.
Akin, Doherty, Klein & Feuge, P.C.
San Antonio, Texas
November 1, 2007

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Balance Sheets

	December 31,
	2006	2005
	(restated)
ASSETS
Oil and Gas Properties (full-cost method):
Unproved properties	$454,000	$449,562
Proved properties	5,986,492	5,871,483
Pipeline, net of impairment	1,426,000	2,756,000
Total oil and gas properties	7,866,492	9,077,045
Less accumulated depreciation, depletion, and amortization	(3,579,589)	(2,076,440)
Total oil and gas properties, net	4,286,903	7,000,605

Total Assets	$4,286,903	$7,000,605

LIABILITIES AND EQUITY
Long-Term Liabilities:
Asset retirement obligations	$95,906	$85,428
Total long-term liabilities	95,906	85,428

Equity	4,190,997	6,915,177

Total Liabilities and Equity	$4,286,903	$7,000,605

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statements of Operations

	Year Ended December 31,
	2006	2005
	(restated)	(restated)
Revenues
Oil and gas sales	$4,722,640	$2,155,586
Other income	168,002	115,346
Total revenues	4,890,642	2,270,932

Costs and Expenses
Lease operating expenses	1,210,208	863,829
Production taxes	306,912	146,385
Pipeline operating expense	5,080	—
Depreciation, depletion, and amortization	1,514,496	627,660
Impairment of pipeline	1,330,000	—
General and administrative	216,000	210,000
Total costs and expenses	4,582,696	1,847,874

Income from Operations	307,946	423,058
Income tax expense	117,019	160,762

Net Income	$190,927	$262,296

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statements of Equity

Balance at January 1, 2005	$5,529,510
Net contributed equity, restated	1,123,371
Net income for the year, restated	262,296
Balance at December 31, 2005	6,915,177
Net distributed equity, restated	(2,915,107)
Net income for the year, restated	190,927
Balance at December 31, 2006, restated	$4,190,997

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Statements of Cash Flows

	Year Ended December 31,
	2006	2005
	(restated)	(restated)
Operating Activities
Net income	$190,927	$262,296
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion, and amortization	1,503,149	616,339
Impairment of pipeline	1,330,000	—
Asset retirement accretion	11,347	11,321
Net cash provided by operating activities	3,035,423	889,956

Investing Activities
Purchases and development of oil and gas properties	(120,316)	(2,013,327)
Net cash (used) by investing activities	(120,316)	(2,013,327)

Financing Activities
Contributed equity	—	1,123,371
Distributed equity	(2,915,107)	—
Net cash provided (used) by financing activities	(2,915,107)	1,123,371

Net change in cash	—	—
Cash and equivalents at beginning of year	—	—

Cash and Equivalents at End of Year	$—	$—

Supplemental Disclosures
Interest paid in cash	$ N/A	$ N/A
Federal income taxes paid in cash	N/A	N/A

See notes to audited financial statements.

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Operations: These financial statements include only those oil and gas properties acquired by Sonterra Resources, Inc. (Sonterra) in August 2007 and in connection with its planned common stock securities exchange with River Capital Group, Inc. (RCGI). Specifically, the oil and gas properties included in these financial statements, all located in Matagorda Bay, Texas, are as follows:

Purchased by Sonterra on August 3, 2007 from Cinco Natural Resources Corporation (Cinco):
a.	60% of Cinco’s interest (63.00% working interest and 49.77% net revenue interest) in the Matagorda Bay 150 #1 producing gas well and the related 320 acre tract leased from the State of Texas.
b.	60% of Cinco’s interest (50.50% working interest and 39.26% net revenue interest) in the Matagorda Bay 150 #2 producing gas well and the related 320 acre tract leased from the State of Texas.
c.	Certain other tracts leased from the State of Texas, none of which currently have any production.

Purchased by Sonterra on August 29, 2007 from Flash Gas & Oil, Southwest, Inc. (Flash):
a.	100% of Flash’s interest (35.99% working interest and 27.65% net revenue interest) in the Matagorda Bay 150 #1 producing gas well.
b.	100% interest in the 7.3 mile pipeline connecting the Matagorda Bay 150 #1 and 150 #2 to the Keller Bay Facility onshore, located in Calhoun County, Texas.

The costs of the acquired properties as presented on the balance sheet represent the historical cost of the specified acquired properties. Revenues and direct expenses (lease operating, production taxes and pipeline operations) are based on historical data for each respective property. Depreciation, depletion and amortization (DD&A) was computed based on the historical DD&A rates of each seller, and applied to the properties acquired. General and administrative expenses attributable to the certain acquired oil & gas properties on the statements of operations are determined based on the pro-rata allocation of the seller’s total general and administrative expenses to the capitalized oil and gas property costs acquired by Sonterra as a percentage of the seller’s total capitalized oil and gas property costs. Management believes the costs and operations of the acquired properties are reasonable and appropriate.

Revenue Recognition: The Sellers (Cinco and Flash) recognize oil and gas revenue from their interest in producing wells as the oil and gas is sold to third parties. Sales taxes billed are reported directly as a liability to the taxing authority, and are not included in revenue.

Oil and Gas Properties: Oil and gas properties are stated at historical cost using the full-cost method of accounting. Under this method, all costs associated with acquisition, exploration, and development of oil and gas properties are capitalized. Costs capitalized include acquisition costs, geological and geophysical expenditures, lease rentals on undeveloped properties and costs of drilling and equipping productive and non-productive wells. Drilling costs include directly related overhead costs. Capitalized costs are categorized either as being subject to amortization or not subject to amortization.

All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves and estimated future costs to plug and abandon wells and costs of site restoration, are amortized on the unit-of-production method using estimates of proved reserves as determined by independent engineers. Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

In addition, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the full cost ceiling) equal to the sum of:

1)
the present value of estimated future net revenues computed by applying current prices of oil and gas reserves to estimated future production of proved oil and gas reserves, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions:

2)	plus the cost of properties not being amortized;

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

3)	plus the lower of cost or estimated fair value of unproven properties included in the costs being amortized;

4)	less income tax effects related to the differences between the book and tax basis of the properties.

Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income.

Income Taxes: The net income reported by the certain acquired oil and gas properties in these financial statements does not represent the results of operations of a taxable entity. However, an income tax provision is recorded on the statements of operations, using a rate of 34% for federal income taxes and 3% for state income taxes, resulting in a 37% total effective tax rate. The actual tax rate of the properties following the acquisition by Sonterra is expected to approximate this total tax rate.

Asset Retirement Obligations: The estimated future costs for known environmental remediation requirements are accrued when it is probable that the liability has been incurred and the amount of remediation costs can be reasonably estimated. This generally occurs when the well is completed for production.

Use of Estimates: The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that may significantly impact the financial statements include reserves, depletion, and impairment on oil and gas properties.

Concentration of Credit Risk: All of the oil and gas properties included in these financial statements are located in Matagorda Bay, Texas.

Governmental Regulations: These operations are subject to federal, state and local provisions regulating the discharge of materials into the environment. Management believes that its current practices and procedures for the control and disposition of such wastes substantially comply with applicable federal and state requirements.

NOTE B – ASSET RETIREMENT COSTS AND OBLIGATIONS

An asset retirement obligation of $95,906 as of December 31, 2006 is provided, to reflect the Company’s legal obligations related to future plugging and abandonment of its wells.

The following is a reconciliation of the asset retirement obligation for the years presented in the Balance Sheets:

Balance as of January 1, 2005	$74,107
Liabilities incurred	—
Liabilities settled and / or disposed	—
Accretion expense	11,321
Balance as of December 31, 2005	85,428
Liabilities incurred	—
Liabilities, change in estimate	(869)
Liabilities settled and / or disposed	—
Accretion expense	11,347
Balance as of December 31, 2006	$95,906

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE C – OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED)

The estimates of the Company’s proved reserves and related future net cash flows that are presented in the following tables are based upon estimates made by independent petroleum engineering consultants. The reserve information was prepared as of December 31, 2006. Prior period quantities were computed based on the December 31, 2006 reserve information, rolled back for actual production and sales information. Accordingly, there are no “revisions of previous engineering estimates”. There are many inherent uncertainties in estimating proved reserve quantities, projecting future production rates, and timing of development expenditures. Accordingly, these estimates are likely to change as future information becomes available. Proved developed reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

Changes in estimated net quantities of conventional oil and gas reserves, all of which are located within the United States, are as follows:

	Year Ended December 31,
	2006	2005
Proved developed and undeveloped reserves:
Natural gas (mcf):
Beginning of period	2,760,975	2,011,223
Extensions and discoveries	—	941,156
Reserves purchased	—	—
Sales volumes	(489,138)	(191,404)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	2,271,837	2,760,975
Crude oil (Bbl):
Beginning of period	111,987	85,750
Extensions and discoveries	—	34,095
Reserves purchased	—	—
Sales volumes	(21,028)	(7,858)
Revisions of previous engineering estimates	—	—
Reserves transferred	—	—
End of period reserve quantities	90,959	111,987
Proved developed reserves:
Natural gas (mcf):
Beginning of period	1,694,089	944,337
End of period	1,204,951	1,694,089
Crude oil (Bbl):
Beginning of period reserve quantities	66,995	40,758
End of period reserve quantities	45,967	66,995

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE C – OIL AND GAS PRODUCING ACTIVITIES AND PROPERTIES (UNAUDITED) - continued

The following table sets forth a standardized measure of the estimated discounted future net cash flows attributable to the Company’s proved developed and undeveloped oil and gas reserves. Prices used to determine future cash inflows were based on the December 31, 2006 period end price for the proved developed reserves of $5.64 per mcf of gas and $57.75 per barrel of oil. The future production and development costs represent the estimated future expenditures to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expense was estimated at 35% for combined federal and state rate.

	Year Ended December 31,
	2006	2005
Future cash inflows	$17,219,147	$21,941,787
Future production and development costs	(8,091,886)	(9,724,885)
Future income tax expense	(3,408,328)	(4,471,808)
Future net cash flows	5,718,933	7,745,094
10% annual discount to reflect timing of net cash flows	(2,083,707)	(2,822,525)
Standardized measure of discounted future net cash flows relating to proved reserves	$3,635,226	$4,922,569

The principal factors comprising the changes in the standardized measure of discounted future net cash flows are as follows:

	Year Ended December 31,
	2006	2005
Standardized measure, beginning of period	$4,922,569	$2,636,301
Extensions and discoveries	—	3,877,253
Reserves purchased	—	—
Development costs incurred	115,879	524,410
Sales and transfers, net of production costs	(3,205,520)	(1,145,372)
Revisions in quantity and price estimates	—	—
Net change in income taxes	1,063,480	(1,086,445)
Accretion of discount	738,818	116,422
Standardized measure, end of period	$3,635,226	$4,922,569

CERTAIN ACQUIRED OIL AND GAS PROPERTIES
Notes to Audited Financial Statements
December 31, 2006 and 2005

NOTE D – RESTATEMENT

The 2006 financial statements have been restated to reflect impairment of the pipeline, as well as to properly report general and administrative expenses and income taxes (Federal and State) related to the operations in both 2006 and 2005.

The impact on the balance sheet and statement of operations as of and for the year ended December 31, 2006 and 2005 is as follows:

	As Reported	As Restated
Year Ended December 31, 2006:
Balance Sheet:
Pipeline	$2,756,000	$1,426,000
Total assets	5,616,903	4,286,903
Equity	5,520,997	4,190,997
Statement of Operations:
Impairment	-	1,330,000
General and administrative expenses	-	216,000
Income taxes	-	117,762

Year Ended December 31, 2005:
Statement of Operations:
General and administrative expenses	-	210,000
Income taxes	-	160,762